SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                   FORM 8-K/A




                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                        Commission File Number 000-30779


                                October 31, 2001
                           Earliest Date of the Report


                        Shimoda Resources Holdings, Inc.
             (Exact name of registrant as specified by its charter)



         Nevada                                                  75-2843787
(State of incorporation)                                   (IRS Employer Number)


                   15 River Road, Suite 230, Wilton, CT 06897
                    (Address of principal executive offices)


                  Registrant's Telephone Number: (203) 563-9430

Item 4.  Changes in Registrant's Certifying Accountant

Effective October 31, 2001, the Company has dismissed its Auditor, S.W. Hattfield, CPA and has appointed Stonefield Josephson, Inc. as its new Auditor pursuant to a vote and resolution by the Board of Directors and subsequent ratification by a majority of the Company's shareholders.

It is noted that the Company has changed Auditors in the normal course of business and has engaged a larger firm with greater resources and experience than its previous Auditor.

Each of S.W. Hatfield's audit reports for the previous two years did not contain an adverse opinion. However each opinion was qualified due to uncertainty and contained the following language:

     "The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note A to the financial statements, the Company has no viable operations or significant assets and is dependent upon significant shareholders to provide sufficient working capital to maintain the integrity of the corporate entity. These circumstances create substantial doubt about the Company's ability to continue as a going concern and are discussed in Note A. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

In connection with their audits for the two most recent years, there were no disagreements with Hatfield on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Hatfield, would have caused Hatfield to make reference to the subject matter of the disagreements in connection with its report on the financial statements for those years."

The former Auditor has been provided a copy of the disclosures made in this 8-K, the response for which will be included in an amended 8-K.

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This 8k report  contains  certain  forward-looking  statements  and  information relating to the Company that is based on the beliefs of the Company or management as well as assumptions made by and information currently available to the Company or management. When used in this document, the words "anticipate", "believe", "estimate", "expect" and "intend" and similar expressions, as they relate to the Company or its management, are intended to identify forward-looking statements. Such statements reflect the current view of the Company regarding future events and are subject to certain risks, uncertainties and assumptions, including the risks and uncertainties noted. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, expected or intended. In each instance, forward-looking information should be considered in light of the accompanying meaningful cautionary statements herein.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  October 31, 2001
David Mapley, President
Shimoda Resources Holdings, Inc.